Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection

with the

accompanying Quarterly

Report on

Form 10-Q of

Marlin Business

Services Corp.

for the

quarter ended

June
30, 2021

(the “Quarterly

Report”), Jeff

Hilzinger,

as Chief

Executive

Officer,

and Michael

R. Bogansky,

Chief Financial

Officer

of
the

Company,

each

hereby

certifies,

that

pursuant

to

18

U.S.C.

Section 1350,

as

adopted

pursuant

to

Section 906

of

the

Sarbanes-
Oxley Act of 2002, that, to the best of his knowledge:

(1)   The   Quarterly   Report   fully   complies   with   the   requirements   of   Section   13(a)   of   the   Securities   Exchange   Act   of   1934;   and

(2)   The   information   contained   in   the   Quarterly   Report   fairly   presents,   in   all   material   respects,   the   financial   condition   and   results
of operations of Marlin Business Services Corp.

Date:   July 30, 2021

/s/   Jeff   Hilzinger
            Jeff   Hilzinger
            Chief   Executive   Officer
            (Principal   Executive   Officer)

            /s/   Michael   R.   Bogansky
            Michael   R.   Bogansky
            Chief   Financial   Officer   &   Senior   Vice   President
            (Principal   Financial   Off icer)